Segment Reporting	12 Months Ended
Dec. 31, 2015
Segment Reporting [Abstract]
Segment Reporting
Segment Reporting

The Company currently has three reportable segments: Pharmacy Services, Retail/LTC and Corporate. The Retail/LTC Segment includes the operating results of the Company's Retail Pharmacy and LTC operating segments as the operations and economics characteristics are similar. The Company's segments maintain separate financial information for which operating results are evaluated on a regular basis by the Company's chief operating decision maker in deciding how to allocate resources and in assessing performance.

The Company evaluates its Pharmacy Services and Retail/LTC segment performance based on net revenue, gross profit and operating profit before the effect of nonrecurring charges and certain intersegment activities. The Company evaluates the performance of its Corporate Segment based on operating expenses before the effect of discontinued operations, nonrecurring charges, and certain intersegment activities. See Note 1 for a description of the Pharmacy Services, Retail/LTC and Corporate segments and related significant accounting policies.

The following table is a reconciliation of the Company’s business segments to the consolidated financial statements:

In millions	Pharmacy Services Segment(1)(2)	Retail/LTC Segment(2)	Corporate Segment	Intersegment Eliminations(2)	Consolidated Totals
2015:
Net revenues	$100,363	$72,007	$—	$(19,080)	$153,290
Gross profit	5,227	21,992	—	(691)	26,528
Operating profit(3)	3,989	7,130	(1,037)	(628)	9,454
Depreciation and amortization	654	1,336	102	—	2,092
Additions to property and equipment	359	1,883	125	—	2,367
2014:
Net revenues	$88,440	$67,798	$—	$(16,871)	$139,367
Gross profit	4,771	21,277	—	(681)	25,367
Operating profit	3,514	6,762	(796)	(681)	8,799
Depreciation and amortization	630	1,205	96	—	1,931
Additions to property and equipment	308	1,745	83	—	2,136
2013:
Net revenues	$76,208	$65,618	$—	$(15,065)	$126,761
Gross profit	4,237	20,112	—	(566)	23,783
Operating profit(4)	3,086	6,268	(751)	(566)	8,037
Depreciation and amortization	560	1,217	93	—	1,870
Additions to property and equipment	313	1,610	61	—	1,984

(1)
Net revenues of the Pharmacy Services Segment include approximately $8.9 billion, $8.1 billion and $7.9 billion of Retail Co-Payments for 2015, 2014 and 2013, respectively. See Note 1 to the consolidated financial statements for additional information about Retail Co-Payments.

(2)
Intersegment eliminations relate to intersegment revenue generating activities that occur between the Pharmacy Services Segment and the Retail/LTC Segment. These occur in the following ways: when members of Pharmacy Services Segment clients (“members”) fill prescriptions at retail stores to purchase covered products, when members enrolled in programs such as Maintenance Choice® elect to pick up maintenance prescriptions at a retail drugstore instead of receiving them through the mail, or when members have prescriptions filled at long-term care facilities. When these occur, both the Pharmacy Services and Retail/LTC segments record the revenues, gross profit and operating profit on a standalone basis.

(3)
For the year ended December 31, 2015, the Corporate Segment operating loss includes $156 million of acquisition-related transaction and integration costs and a $90 million charge related to a legacy lawsuit challenging the 1999 legal settlement by MedPartners of various securities class actions and a related derivative claim.

(4)
Consolidated operating profit for the year ended December 31, 2013 includes a $72 million gain on a legal settlement, of which, $11 million is included in the Pharmacy Services Segment and $61 million is included in the Retail/LTC Segment.